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                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC  20549

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


              Date of Report (Date of earliest event reported)
                                June 20, 1996


     Aames Capital Corporation on behalf of Aames Mortgage Trust 1996-B
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           (Exact Name of Registrant as Specified in its Charter)



         California                   33-99458                    95-4438859
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(State of Incorporation)            (Commission               (I.R.S. Employer
                                    File Number)             Identification No.)



  3731 Wilshire Boulevard                                             90010
   Los Angeles, California                                     -----------------
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    (Address of Principal
      Executive Offices)


Registrant's telephone number, including area code (213) 351-6100


                                  No Change
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        (Former Name or Former Address, if Changed Since Last Report)



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         Item 5.  Other Events.(1)

         Attached as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant, respectively, by NatWest Capital Markets Limited, Prudential Securities Incorporated and Nomura Securities International, Inc. (collectively, the "Underwriters"), the Underwriters in respect of the Aames Mortgage Trust 1996-B Mortgage Pass-Through Certificates, Series 1996-B, Class A-1A, Class A-1B, Class A-1C, Class A-1D and Class A-2 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus Supplement, to be dated June 20, 1996, and a Prospectus, to be dated June 20, 1996 (the Prospectus Supplement and the Prospectus are collectively referred to herein as the "Prospectus"), filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (Commission File No. 33-99458) (the "Registration Statement").

         The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate (other than providing to the Underwriters the background information concerning the underlying pool of assets upon which the Computational Materials are based) in the preparation of the Computational Materials.

         Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.





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(1) Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.

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         Item 7.  Financial Statements; Pro Forma Financial Information and
Exhibits.

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     Exhibits:

                          99.1             Computational Materials.

                          99.2             Computational Materials.

                          99.3             Computational Materials.




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                                 Exhibit Index

Exhibit                                                                                                              Page
- - -------                                                                                                              ----
99.1     Computational Materials of
         NatWest Capital Markets Limited as of June 20, 1996  . . . . . . . . . . . . . . . . . . . . . . . . . . .   *

99.2     Computational Materials of
         Prudential Securities Incorporated as of June 20, 1996 . . . . . . . . . . . . . . . . . . . . . . . . . .   *

99.3     Computational Materials of
         Nomura Securities International, Inc. as of June 20, 1996  . . . . . . . . . . . . . . . . . . . . . . . .   *

* Filed in paper format under cover of Form SE.